Exhibit 10.2

Execution Copy

AMENDMENT NO. 8

TO

RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 8 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) dated as of November 30, 2012, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Buyer”) and CONSUMERS ENERGY COMPANY (“Originator”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Sale Agreement” referred to below.

PRELIMINARY STATEMENTS

A. Reference is made to that certain Receivables Sale Agreement dated as of May 22, 2003 between Buyer and Originator (as amended prior to the date hereof, as amended hereby and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Sale Agreement”).

B. The parties hereto have agreed to amend certain provisions of the Receivables Sale Agreement upon the terms and conditions set forth herein.

SECTION 1. Amendments. Subject to the satisfaction of the condition precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Sale Agreement as follows:

(a) Section 4.1(a)(i) of the Receivables Sale Agreement is hereby amended and restated in its entirety as follows:

Annual Reporting. Within 120 days after the close of each of Originator’s fiscal years, a copy of the Annual Report on Form 10-K (or any successor form) for Originator for such year, including therein the consolidated balance sheet of Originator and its consolidated Subsidiaries as at the end of such year and the consolidated statements of income, cash flows and common stockholder’s equity of Originator and its consolidated Subsidiaries as at the end of and for such year, or statements providing substantially similar information, in each case certified by independent public accountants of recognized national standing selected by Originator (and not objected to by the Administrative Agent)

(b) Other than in Section 2.1(w) and Exhibit III to the Receivables Sale Agreement, each reference in the Receivables Sale Agreement to “JPMorgan Chase Bank, N.A.” is hereby changed to “The Bank of Nova Scotia”.

SECTION 2. Representations and Warranties. The Originator hereby represents and warrants to Buyer and its assigns that:

(a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(b) on the date hereof, before and after giving effect to this Amendment, no Termination Event or Potential Termination Event has occurred and is continuing.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which Buyer and the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Sale Agreement to “this Receivables Sale Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Sale Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Sale Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer or its assigns under the Receivables Sale Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. Buyer and its assigns hereby expressly reserve all of their rights with respect to the occurrence of other Termination Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Deliberately Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC

By:	/s/ DV Rao
Name: Venkat Dhenuvakonda Rao
Title: President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY

By:	/s/ DV Rao
Name: Venkat Dhenuvakonda Rao
Title: Vice President and Treasurer

Signature Page to Amendment No. 8 to RSA

Consented to by:

THE BANK OF NOVA SCOTIA, as a Managing Agent, as a Financial Institution and as Administrative Agent

By:	/s/ Thane Rattew
Name: THANE RATTEW
Title: MANAGING DIRECTOR

Signature Page to Amendment No. 8 to RSA